UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2021 (October 20, 2021)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N. Argonne Road, Suite A 211 Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 20, 2021, Daybreak Oil and Gas, Inc. (OCT PINK:DBRM), a Washington corporation (“Daybreak” or the “Company”), entered into an Equity Exchange Agreement (the “Exchange Agreement”) by and between Daybreak, Reabold California LLC, a California limited liability company (“Reabold”), and Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold (“Gaelic”), pursuant to which the parties propose for (i) Gaelic to irrevocably assign and transfer all of its ownership interests in Reabold to Daybreak, and (ii) Daybreak to issue approximately 160,964,489 shares of its common stock to Gaelic (the “Daybreak Shares”), which, will result in Reabold becoming a wholly-owned subsidiary of Daybreak named “Daybreak, LLC” and Gaelic becoming the owner of Daybreak Shares (the foregoing transaction, the “Equity Exchange”), on the terms and subject to the conditions set forth in the Exchange Agreement.

In connection with the Equity Exchange, and as conditions to closing the Equity Exchange, Daybreak also proposes to:

(a)	Amend and restate its Amended and Restated Articles of Incorporation to increase the number of total authorized shares of Parent Common Stock to not more than 500,000,000 to provide enough shares to accomplish the transactions contemplated by the Equity Exchange and other potential future issuances, and to allow a majority share vote to approve transactions where a higher vote is provided by the Washington Business Corporation Act (the “Second Restated Articles”);

(b)	Upon the approval of a majority of the outstanding shares of the Company’s Series A Preferred shares, convert each Series A Preferred share to three (3) shares of Daybreak’s common stock, par value $0.001 (the “Series A Conversion Agreement”);

(c)	Convert approximately $2,000,000 of related party liabilities of Daybreak into common stock of the Company (the “Related Party Debt Conversion”);

(d)	Enter into agreements to sell a minimum of $2,500,000 of shares of Daybreak’s common stock to one or more investors in a private placement expected to close promptly following the closing of the Equity Exchange (the “Capital Raise”);

(e)	Enter into registration rights agreement between Daybreak and the purchasers of common stock pursuant to the Capital Raise giving such purchasers rights to demand or participate in registration of Company common stock held by them on the terms contained therein;

(f)	Effective upon the closing of the Equity Exchange, appoint Integrity Management Solutions, Inc. as contract operator of Reabold’s oil and gas license interests for a minimum of the one (1) year period;

(g)	Nominate to the Daybreak board of directors, a nominee to be selected by Reabold (the “Reabold Director”), such nominee, if elected, to join the board effective as of the closing of the Equity Exchange and, also effective upon the closing of the Equity Exchange, enter into a voting agreement by and among Daybreak, Gaelic and James F. Westmoreland, where, on the terms therein, Daybreak and the shareholder parties thereto agree to nominate a person designated by Gaelic and a person designated by James F. Westmoreland to Daybreak’s board of directors, and the parties thereto agree to vote their shares in favor of such candidates; and

(h)	Effective upon the closing of the Equity Exchange, enter into indemnification agreements between Company and its directors.

The foregoing description of the Equity Exchange and the transactions contemplated thereby are qualified in their entirety by the full text of the documents attached hereto as exhibits and incorporated by reference in this report.

Notice of Certain Proposed Unregistered Offerings

The securities offered by Daybreak pursuant to the Equity Exchange, the Capital Raise and the transactions contemplated thereby will not be or have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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Additional Information and Where to Find It

In connection with the proposed transaction, Daybreak will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE EQUITY EXCHANGE, THE PARTIES THERETO AND THEIR DIRECT OR INDIRECT INTERESTS, AND THE TRANSACTIONS CONTEMPLATED THEREBY. Investors and shareholders will be able to obtain copies of the proxy statement and other documents filed by Daybreak without charge and when available, at the SEC’s website at www.sec.gov or at Daybreak’s website at www.daybreakoilandgas.com. The proxy statement and such other documents may also be obtained without charge and when available, from Daybreak by directing such request to Ed Capko, Daybreak Oil and Gas, Inc. Investor Relations; Telephone: 815-942-2581; Email: edc@daybreakoilandgas.com.

Participants in the Transaction

Daybreak and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information concerning the interests of Daybreak’s directors and officers, which may differ from the interests of shareholders generally, will be set forth in the proxy statement and related documents regarding the transaction to be filed with the SEC.

Item 5.08	Shareholder Director Nominations.

The Board of Directors of Daybreak has established that a Special Meeting of the Shareholders will be held on February 14, 2022 (the “Special Meeting”) to consider and vote on the Equity Exchange and the transactions contemplated thereby, including the Second Restated Articles and the election of the Reabold Director. Also, since, as previously disclosed, the Company has not recently held an annual meeting for the election of directors due to financial considerations, the shareholders will also be asked to elect directors at the upcoming Special Meeting, and the Company will consider any shareholder proposals properly submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The record date, time and location of the Special Meeting will be as set forth in the Company’s proxy statement for the Special Meeting.

Because the Company did not hold an annual meeting last year, in accordance with Rule 14a-18 of the Exchange Act, a deadline has been set for submission of director nominees or proposals by Shareholders intended to be included in the Company’s proxy statement and form of proxy for the Special Meeting. Any director nomination or proposal must be received by the Company on or before the close of business November 5, 2021, which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials.

Shareholders must deliver the proposals or nominations to the Company’s principal executive offices at the following address: 1101 N. Argonne Road, Suite A-211, Spokane Valley, WA 99212; Attn: Investor Relations. In addition to complying with this deadline, shareholder proposals and nominations must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Washington law and the Company’s bylaws. Any proposal or nomination submitted after the above deadline will be considered untimely.

Item 7.01	Regulation FD Disclosure.

See discussion in Item 1.01, which is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report and the release furnished as an exhibit hereto that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward-looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from our expected results. The Company expressly claims the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act, for any forward-looking statements included herein or in the release.

Forward-looking statements represent our outlook only as of the date made. Except as required by law or regulation, the Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may”, “optimistic,” “potential,” preliminary,” project,” “should,” “will,” “predict,” and similar other analogous expressions as they relate to us or our management.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the SEC. Such risks include, without limitation, the ability of the parties to the Equity Exchange being able to satisfy the conditions to closing specified therein and other risks that are set forth in “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently completed fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent 10-K. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this Current Report and the news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Exhibit

2.1*+	Equity Exchange Agreement dated October 20, 2021 by and between Daybreak Oil and Gas, Inc., Reabold California LLC, and Gaelic Resources Ltd.

99.1*	Press Release issued by Daybreak Oil and Gas, Inc., on October 21, 2021.

*	Filed herewith.
+	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted to the SEC upon request.

[signature page follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: October 26, 2021

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EXHIBIT INDEX

Number	Exhibit

2.1*+	Equity Exchange Agreement dated October 20, 2021 by and between Daybreak Oil and Gas, Inc., Reabold California LLC, and Gaelic Resources Ltd.

99.1*	Press Release issued by Daybreak Oil and Gas, Inc., on October 21, 2021.

*	Filed herewith.
+	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted to the SEC upon request.

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